UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2006


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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            000-27507                                   88-0350448
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       (Commission File Number)            (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         ELECTION OF DIRECTORS

      Auxilio, Inc. announced today that Edward Case has agreed to join its Board of Directors as of January 1, 2006. Mr. Case will also be a member of the Auxilio, Inc. audit committee.

      Mr. Case has over 20 years in the healthcare industry having served as CEO and President of Presbyterian Healthcare, as well as CEO and CFO of BJC Health Systems. Most recently Mr. Case has owned and operated Healthcare Resource Associates, a leading provider of business process outsourcing services focused on cash flow improvements for hospitals and physicians.

      A copy of the press release, dated January 2, 2006, which announces this appointment, is included as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUXILIO, INC.


Date:    January 2, 2006
                                           By:    /s/ Paul T. Anthony
                                                  ------------------------------
                                           Name:  Paul T. Anthony
                                           Title: Chief Financial Officer
                                                  Principal Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated January 2, 2006 issued by Auxilio Inc.